  Exhibit 10.1

YOUNGEVITY INTERNATIONAL, INC.

CONFIDENTIAL SUBSCRIPTION AGREEMENT

THE SECURITIES BEING OFFERED BY YOUNGEVITY INTERNATIONAL, INC. HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

ALL INVESTORS WILL BE REQUIRED TO REPRESENT IN WRITING TO THE COMPANY THAT THEY ARE AN ACCREDITED INVESTOR AS THAT TERM IS DEFINED IN SECTION 2(a) (15) OF THE 1933 ACT AND IN RULE 501(a) OF REGULATION D UNDER THE 1933 ACT. SUBSCRIPTIONS WILL BE ACCEPTED ONLY FROM PERSONS DEEMED ELIGIBLE UNDER THE CRITERIA SET FORTH IN THIS DOCUMENT. THIS DOCUMENT CONSTITUTES AN OFFER ONLY TO THE PERSON TO WHOM IT IS DELIVERED BY THE COMPANY OR ITS PLACEMENT AGENT. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION FOR ANY REASON OR FOR NO REASON, WHETHER OR NOT FUNDS HAVE BEEN RECEIVED BY THE COMPANY.

THIS CONFIDENTIAL SUBSCRIPTION AGREEMENT HAS BEEN PREPARED FOR DISTRIBUTION TO A LIMITED NUMBER OF PERSONS (EACH AN “INVESTOR”) WHO ARE ACCREDITED INVESTORS AS DEFINED IN REGULATION D UNDER THE 1933 ACT TO ASSIST THEM IN EVALUATING A PROPOSED INVESTMENT IN THE SECURITIES. THE COMPANY HAS NOT AUTHORIZED USE OF THE INFORMATION CONTAINED IN THIS CONFIDENTIAL SUBSCRIPTION AGREEMENT FOR ANY OTHER PURPOSE. BY ACCEPTING THIS SUBSCRIPTION AGREEMENT, YOU ARE ACKNOWLEDGING THE CONFIDENTIAL AND PROPRIETARY NATURE OF THIS INFORMATION, AND YOU AGREE TO MAINTAIN CONFIDENTIALITY OF SUCH INFORMATION. YOU MAY NOT COPY OR REPRODUCE THIS SUBSCRIPTION AGREEMENT, IN WHOLE OR IN PART. NOR MAY YOU DISCLOSE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT TO ANY PERSON OTHER THAN YOUR LEGAL, ACCOUNTING, AND FINANCIAL ADVISORS WHO MAY ASSIST YOU. EACH ADVISOR WHO BECOMES AWARE OF THE INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT SHALL BE SUBJECT TO THE SAME RESTRICTIONS ON USE OF THE INFORMATION CONTAINED HEREIN.

THE SECURITIES OFFERED BY THE COMPANY INVOLVE A VERY HIGH DEGREE OF RISK AND SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS OFFERING HAS NOT BEEN REVIEWED BY, AND THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY, ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUBSCRIPTION

This Subscription Agreement is offered (the “Offering”) for the purpose of you considering the purchase of the Securities (being a 6% convertible promissory notes and shares of Youngevity International, Inc. common stock) described in the Youngevity International, Inc. (the “Company’)- Principal Terms (the "Term Sheet") to which this Subscription Agreement is attached. All terms not defined herein are defined in the Term Sheet. If after reviewing this Subscription Agreement and other relevant documents with your legal, financial, tax, and investment advisers as you deem appropriate you elect to subscribe to the Offering, please complete and execute the following documents:

1. This Subscription on Page 6.

2. The Accredited Investor Chart on Page 7.

  And deliver the entire subscription amount by wire transfer or check payable to "Wilmington Trust", trustee for Youngevity International, Inc. with reference to “2019 Youngevity Note Offering", to:

Wilmington Trust, Inc.
166 Mercer St., Suite 2R
New York, NY 10012R

Credit to: “Youngevity VI Escrow"
ABA Routing Number: 031100092
Account Number: 133785-000

By executing this Subscription Agreement and returning it to the Company, you further agree that your investment is being made entirely on the terms and conditions stated herein and in the documents attached hereto. You understand that this Subscription Agreement is not binding until Company accepts it in writing. The Company in its sole discretion may accept or decline your subscription.

FURTHER AGREEMENTS

In connection with the subscription contemplated by this Subscription Agreement, the parties agree as follows:

1. You understand that this Subscription Agreement is a part of an offering to raise proceeds of a minimum of $100,000 and a maximum of $10,000,000 by the offer and sale of secured 6% convertible promissory notes and common stock (the “Securities”), including the Securities you may purchase pursuant to this Subscription Agreement.

2. In addition to the other representations and warranties contained herein, you understand that an investment in the Securities is one of significant risk, and there can be no assurance that the Securities will ever be valuable. You acknowledge that you may lose your entire investment in the Securities. You hereby represent that an investment in the Securities is a suitable investment for you, taking into consideration the restrictions on transferability and the other considerations affecting the Securities and the Company as described herein and in the documents included with this subscription agreement, and in the investigation that you have made.

3. You are acquiring the Securities for your own account and not on behalf of any other person or entity. You are acquiring the Securities for investment purposes and not for resale or distribution.

4. You are not aware of the payment of any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the Securities, except for the fees to be paid to, and the shares of common stock to be issued to, our Placement Agent, Corinthian Partners, LLC.

5. You have reviewed the Company’s filings with the Securities and Exchange Commission which contains disclosure of the material risks of an investment in our Securities, as well as our existing and proposed business, assets, management, financial condition, capitalization and share ownership, and plan of operations. We believe that the information set forth in such filings is accurate and complete in all material respects. We have given you the opportunity to ask questions of and to receive answers from us about the terms and conditions of this Offering, and we have also given you the opportunity to obtain any additional information regarding the Company which we possess or can acquire without unreasonable effort or expense.

6. You acknowledge and understand, however, that we have not authorized any person to make any statements on our behalf that would in any way contradict any of the information that we have provided to you in writing, including the information set forth in this Subscription Agreement. You further represent to the Company that you have not relied upon any such representations regarding the Company, its business or financial condition, or this transaction in making any decision to acquire the Securities. If you become aware of conflicting information, you will discuss this with us. You will not be acquiring the Securities with a view toward distribution.

7. Your present financial condition is such that it is unlikely that it would be necessary for you to dispose of the Securities in the foreseeable future. You further understand and agree that:

a.  The Securities have not been registered under the 1933 Act or any state or foreign securities laws, and consequently are and will continue to be restricted securities within the meaning of Rule 144 promulgated under the 1933 Act and applicable state statutes.

b. You cannot resell the Securities unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from the registration requirements is available.

c.  As a result, you must bear the economic risks of the investment in the Securities for an indefinite period of time.

d. The Company is the only person that may register the Securities under the 1933 Act and state securities statutes, and we have not made any representations to you regarding any possible future registration of the Securities or compliance with some exemption under the 1933 Act.

e.  You will not sell or attempt to sell the Securities without registration under the 1933 Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the undersigned has satisfied the Company that an exemption is available for such sale.

f.  The Company has the right to issue instructions to its transfer agent to bar the transfer of any of the certificates representing the Securities except in accordance with the 1933 Act.

g. You consent to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor.

8. You represent to us that no part of the funds used by you for this investment was directly or indirectly derived from, or related to, any activity that may contravene federal, state, or international laws and regulations, including anti-money laundering laws and regulations. Your purchase of the Securities shall not cause the Company or its affiliates to violate any applicable anti-money laundering laws and regulations including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act) and regulations of the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC). You further represent that you and your affiliates are not acting directly or indirectly for or on behalf of any person, group, entity, or nation named by any Executive Order of the U.S. as a terrorist, Specially Designated National and Blocked Person (SDN) or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by OFAC. You further represent that you and your affiliates also are not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of any SDN.

9. You have consulted with your legal, financial, accounting, tax, and investment advisers regarding your personal circumstances and the advisability of your proposed purchase of the Securities to the extent that you have determined such consultation to be appropriate.

10. You acknowledge that you have completed the “accredited investor” chart set forth following your signature and you represent and warrant to us that you are an “accredited investor” as indicated.

11. We may amend or modify this Subscription Agreement only in writing signed by both you and the Company. No evidence shall be admissible in any court concerning any alleged oral amendment hereof.
This Subscription Agreement fully integrates all of our prior agreements and understandings concerning your purchase of the Securities.

12. This Subscription Agreement binds and inures to the benefit of our respective representatives, successors, and permitted assigns.

13. Each of us hereto agrees for ourselves and our successors and permitted assigns to execute any and all further instruments necessary for the fulfillment of the terms of this Subscription Agreement.

14. You acknowledge that the Company is relying on the accuracy of the representations and warranties you are making in this Subscription Agreement, and you agree to indemnify the Company, and to hold us harmless from and against any and all liability that may result to us (including court costs and attorney fees) as a result of any of your representations or warranties being materially inaccurate, incomplete, or misleading.

15. Dispute Resolution.
a.          Mediation Followed by Binding Arbitration. The parties agree to resolve “Disputes” (as defined below) by submitting the Dispute to mediation in the State of Florida, and if the Dispute is not resolved through mediation, then it shall be submitted for final and binding arbitration under the Judicial Arbiter Group, Inc. (www.jaginc.com), the site of which arbitration shall be Chula Vista, California Any party to this Subscription Agreement may commence mediation by providing to the other parties a written request for mediation, setting forth the subject of the Dispute and the relief requested. The parties will cooperate with one another in selecting a mediator and in scheduling the mediation proceedings promptly, not later than 20 days after such request for mediation. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct, and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts, and attorneys, and by the mediator, are confidential, privileged, and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non- discoverable as a result of its use in the mediation. Any party may initiate arbitration with respect to the Disputes submitted to mediation by filing a written demand for arbitration at any time following the initial mediation session or 45 days after the date of filing the written request for mediation, whichever occurs first. The mediation may continue after the commencement of arbitration if the parties so desire. Unless otherwise agreed by the parties, any arbitration initiated under this Clause shall be conducted by a single arbitrator. Unless otherwise agreed by the parties, the mediator shall be disqualified from serving as arbitrator in the case. The provisions of this Clause may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees, and expenses, including attorney fees, to be paid by the party against whom enforcement is ordered.

b.         Definition of “Dispute.” For the purposes of the preceding paragraph, the term “Dispute” means all claims, disputes, or other controversies arising out of, or relating to, this Subscription Agreement (and all exhibit attached hereto), the purchase of the Securities, and any other claims, disputes, or controversies arising out of or relating to the management or operations of the Company or the purchase of the Securities as described herein.

16.            This subscription agreement is made under, shall be construed in accordance with, and shall be governed by the laws of the State of Florida, without regard to conflicts of laws principles.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS HEREOF, subject to our acceptance, you have completed this Subscription Agreement and tendered payment in the amount of $   to evidence your commitment to purchase the Securities (which includes a convertible promissory note in the principal amount of $  ______________and __________________shares1 of common stock of the Company on the terms, and with the representations and warranties set forth herein.

(Investor)

Date: ______________________________________	Investor Signature: ______________________________________
Tax I.D. No.: ______________________________________

Print Name: ______________________________________
Title (if applicable): ______________________________________

E-Mail Address: ______________________________________

Street Address: _________________________
______________________________________
______________________________________

Telephone No.: _________________________________

Exact Name in which the Securities and instruments representing the Securities (being the Note and the certificates of common stock to be issued six months after the issuance of the Note) are to be issued:

_____________________________________________________________________________

This Subscription Agreement is hereby accepted as of the ________ day of ________________, 2019.

COMPANY
Youngevity International, Inc.

By:_______________________
Name:  _______________________
Title:  _______________________

  ______________________________
1 The Investor will receive Two Thousand (2,000) shares of common stock for every One Hundred Thousand Dollars invested, pro rata..

ACCREDITED INVESTOR CHART

In order to assure that the Offering is made only to persons for whom an investment in the Securities is suitable, the Securities will be sold only to accredited investors. Please indicate by your initials each of the following categories in which you qualify as an accredited investor:

_______
An employee benefit plan within the meaning of Title of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21)
of such Employee Retirement Income Security Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are otherwise accredited investors.
_______
A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities.

A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

_______	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.	_______	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.
_______
An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or a partnership (in each case not formed for the specific purpose of acquiring the Securities) with total assets in excess of $5,000,000.
_______
An insurance company as defined in Section 2(13) of the Act.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

_______
A natural person whose net worth,
individually or jointly with spouse, exceeds $1,000,000 at this time (excluding the value of that person’s primary residence and excluding any debt up to (and not exceeding) the value of the residence, but adding back any debt incurred within 60 days of this subscription unless incurred in connection with the purchase of the primary residence).
_______
A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of
$5,000,000.

_______
A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current calendar year.
_______
Any entity in which all the equity owners are accredited investors (i.e., by virtue of their meeting any of the other tests for an “accredited investor”). Any director or executive officer of the Company.